Exhibit 32

                                 Certifications
            Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
                                (18 U.S.C. 1350)


      In connection with the Annual Report of NovaDel Pharma Inc., a Delaware corporation (the "Company"), on Form 10-KSB for the year ended July 31, 2004, as filed with the Securities and Exchange Commission (the "Report"), Gary A. Shangold, M.D., President and Chief Executive Officer of the Company, and Howard Kance, Interim Principal Financial Officer of the Company, respectively, do each hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. ss. 1350), that to his knowledge:

      (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date:  November 15, 2004                  /s/ Gary A. Shangold
       -----------------                  --------------------------------------
                                          Gary A. Shangold, M.D.
                                          President and Chief Executive Officer

Date:  November 15, 2004                  /s/ Howard Kance
       -----------------                  --------------------------------------
                                          Howard Kance
                                          Interim Chief Financial Officer


      A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.

      This certification shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act, or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act or the Securities Exchange Act.